COLUMBIA FUNDS SERIES TRUST

                       Columbia Masters Heritage Portfolio
                    Columbia Masters Global Equity Portfolio
               (each a "Portfolio" and together the "Portfolios")

            Supplement dated August 18, 2009 to the Prospectuses and Statement of Additional Information dated August 1, 2009

The Board of Trustees of Columbia Funds Series Trust, of which each of the Portfolios is a series, approved a plan of liquidation and termination (the "Plan") pursuant to which each of the Portfolios will be liquidated and terminated. Each Portfolio is expected to be liquidated completely on or about September 30, 2009 (the "Liquidation Date"). Accordingly, each Portfolio expects to make a final liquidating distribution to each of its shareholders of record determined as of the close of business on the Liquidation Date in an amount equal to the value of each shareholder's Portfolio holdings calculated as of 4:00 p.m. Eastern time on the Liquidation Date. As soon as practicable following the completion of all final liquidating distributions on the Liquidation Date pursuant to the Plan, each Portfolio will be terminated.

Effective September 1, 2009, each Portfolio will be closed to new investors and existing shareholders and accounts, except with respect to existing shareholders who reinvest Portfolio distributions, if any. Shareholders of a Portfolio may redeem their investments in the Portfolio at any time prior to the close of business on the Liquidation Date.

Contingent Deferred Sales Charges (CDSCs) and redemption fees will not apply to redemptions or exchanges of Portfolio shares made on or after the date of this Supplement.



        Shareholders should retain this Supplement for future reference.







INT-47/22308-0809